Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July ___, 2013, between Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means The Apex Law Group, LLP, with offices located at 1218 Third Avenue, Suite 505, Seattle, WA 98101.

“Conversion Price” shall have the meaning ascribed to such term in the Debentures.

“Conversion Shares” shall have the meaning ascribed to such term in the Debentures.

“Debentures” means the 8% Original Issue Discount Senior Secured Convertible Debentures due, subject to the terms therein, December 1, 2014, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“EGS” means Ellenoff Grossman & Schole LLP, with offices located at 150 East 42nd Street, New York, New York 10017.

 “Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

 “GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

 “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Mortgage Documents” means (i) the Mortgage, Security Agreement and Financing Statement, dated on or about the date hereof, between the Company and the Purchasers in which the Company grants a lien in certain oil and gas mining leases and leasehold estates in Kansas to the Purchasers as further described therein and (ii) the Security Agreement, dated on or about the date hereof, pursuant to which the Company grants interest in certain property including, without limitation, personal property, as-extracted collateral and proceeds thereof to the Purchasers as further described therein.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.12(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Pre-Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States Dollars, which shall equal such Purchaser’s Subscription Amount multiplied by 1.12.

“Pro Rata Portion” shall have the meaning ascribed to such term in Section 4.12(e).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Statement” means a registration statement covering the resale of the Underlying Shares by each Purchaser.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all Debentures (including Underlying Shares issuable as payment of interest on the Debentures), ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 75% of the then Conversion Price on the Trading Day immediately prior to the date of determination.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Debentures, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit E attached hereto.

“Security Documents” shall mean the Security Agreement and any other documents and filing required thereunder in order to grant the Purchasers a first priority security interest in the assets of the Company as provided in the Security Agreement, including all UCC-1 filing receipts.

“Shares” means the shares of Common Stock issued to the Purchaser at Closing pursuant to Section 2.2(a)(v).

 “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

 “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures, Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.12(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

 “Transaction Documents” means this Agreement, the Debentures, the Warrants, the Security Agreement, Mortgage Documents, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Corporate Stock Transfer, Inc., the current transfer agent of the Company, with a mailing address of 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209 and a facsimile number of 303-282-5800, and any successor transfer agent of the Company.

“Underlying Shares” means the Shares, the shares of Common Stock issued and issuable upon conversion or redemption of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures in accordance with the terms of the Debentures.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five (5) years, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $1,008,000 in principal amount of the Debentures.  Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Debenture, Shares and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)  this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;

(iii) a Debenture with a principal amount equal to such Purchaser’s Subscription Amount multiplied by 1.12, registered in the name of such Purchaser;

(iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of the Principal Amount of the Debenture issuable to such Purchaser divided by $0.0561, with an exercise price equal to $0.0673, subject to adjustment therein;

(v) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to 3,000,000 for each $900,000 of Subscription Amount, registered in the name of such Purchaser;

(vi) the Security Agreement, duly executed by the Company, along with all of the Security Documents, including, without limitation, the Mortgage Documents, duly executed by the parties thereto.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following:

(i)  this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company; and

(iii) the Security Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the delivery by the Company of the Subordination and Postponement Agreement, in form and substance reasonably satisfactory to the Purchasers, duly executed by the National Bank of Canada and the Company;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission  or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares, Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g) Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets.  Except as set forth on Schedule 3.1(n), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Intellectual Property.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls.  The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s) Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v) Registration Rights.  Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(w) Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  Schedule 3.1(aa) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd) Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of FCPA.

(ee) Accountants.  The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedules.  To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2013.

(ff) Seniority.  Except as set forth in Schedule 3.1(ff), as of the Closing Date, no Indebtedness or other claim against the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(gg) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(kk) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll) Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm) U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(nn) Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo) Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2 Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholder table thereunder.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder.  If all or any portion of a Debenture is converted or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends.  The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares, Conversion Shares or Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  In addition, the Company shall deliver such Purchaser a copy of such legal opinion, the instruction letter to the Transfer Agent, the resolution of the Board of Directors authorizing the Transaction Documents and any additional supporting documentation requested by the Purchaser as may be requested by the Purchaser in order to deposit Underlying Shares in accounts with its prime broker (or other brokerage account).  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.  Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until the later of (i) such Trading Day that such certificate is delivered without a legend and (ii) the Trading Day on which the Company shall have delivered a copy of the opinion of its counsel and other supporting documentation requested by the Purchaser (including, without limitation, any instruction letter to the Company’s transfer agent) as may be requested by the Purchaser in order to deposit Underlying Shares in accounts with its prime broker (or other brokerage account).   Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 60th calendar day following the date hereof. Until the earliest of the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)           At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the Purchasers to transfer the Underlying Shares pursuant to Rule 144.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.4 Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion and Exercise Procedures.  Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures.  Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Debenture.  No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures.  The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act.  From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause.

4.7 Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 Use of Proceeds.  Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.10 Indemnification of Purchasers.   Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such  Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.  The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred.  The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

4.12 Participation in Future Financing.

(a) From the date hereof until the date that is the 12 month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness or a combination of units hereof (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b) At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the fifth (5th ) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e) If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum.  “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.12 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.12.

(f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(g) The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

(h) Notwithstanding anything to the contrary in this Section 4.12 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice.  If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(i) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.

4.13 Subsequent Equity Sales.

(a) From the date hereof until 90 days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

(b) From the date hereof until such time as no Purchaser holds any of the Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price.   Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.14 Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes.  Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in principal amount outstanding of the Debentures.

4.18 Additional Investment Right.

(a) From the date hereof until the 12 month anniversary of the Closing Date, each Purchaser may, in its sole determination, elect to purchase, severally and not jointly with the other Purchasers and, subject to the proviso below, in one or more purchases, in the ratio of such Purchaser’s original Subscription Amount to the original aggregate Subscription Amount of all Purchasers, additional Debentures with an aggregate subscription amount thereof of up to $900,000 (for a Principal Amount of $1,008,000) and Warrants in accordance with the calculations in Section 2.2 (such securities, the “Greenshoe Securities” and such right to receive the Greenshoe Securities pursuant to this Section 4.18, the “Greenshoe Rights”); provided, however, that, for purposes of clarity, Greeshoe Securities shall not include the Shares and Greenshoe Rights shall not include the right to receive any Shares.  Other than the exclusion of the Shares, the Greenshoe Securities shall be identical to the Securities.

(b) Any Greenshoe Right exercised by a Purchaser shall close within 5 Trading Days of a duly delivered exercise notice by the exercising party.  Any additional investment in the Greenshoe Securities shall be on terms identical to those set forth in the Transaction Documents, mutatis mutandis.  In order to effectuate a purchase and sale of the Greenshoe Securities, the Company and the Purchasers shall enter into a Securities Purchase Agreement identical to this Agreement, mutatis mutandis and shall include updated disclosure schedules.

ARTICLE V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before July ___, 2013; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses.  At the Closing, the Company has agreed to reimburse Hillair Capital Management LLC (“Hillair”) (i) the non-accountable sum of $30,000 for its legal fees and expenses, $15,000 of which has been paid prior to the Closing, (ii) the non-accountable sum of $45,000 for Hillair’s due diligence expenses, (iii) $1,535.03 for Hillair’s travel expenses in connection with due diligence and (iv) up to an additional $4,400 for background checks of employees of the Company.  The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18 Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS.  EGS does not represent any of the Purchasers and only represents Hillair.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.19 Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20 Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22 WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LEGEND OIL AND GAS, LTD.	Address for Notice:
By:__________________________________________ Name: Title: With a copy to (which shall not constitute notice):	Fax:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO LOGL SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: __________________________________
Name of Authorized Signatory: ____________________________________________________
Title of Authorized Signatory: _____________________________________________________
Email Address of Authorized Signatory: _____________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_____________

Principal Amount (1.12 x Subscription Amount): $_____________

Warrant Shares: _________________

Shares: _____________

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated on or about the date hereto, the purchasers shall purchase Debentures and Warrants from Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”).  All funds will be wired into an account maintained by the Company.  All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:	July ___, 2013

I. PURCHASE PRICE
Gross Proceeds to be Received	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS:

To: _____________________________________ Acknowledged and agreed to this ___ day of July, 2013 LEGEND OIL AND GAS, LTD. By: _____________________ Name: Title:

EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: July __, 2013
Original Conversion Price (subject to adjustment herein): $0.0561

$1,008,000

8% ORIGINAL ISSUE DISCOUNT SENIOR SECURED CONVERTIBLE DEBENTURE
DUE DECEMBER 1, 2014

THIS 8% ORIGINAL ISSUE DISCOUNT SENIOR SECURED CONVERTIBLE DEBENTURE is one of a series of duly authorized and validly issued 8% Original Issue Discount Senior Secured Convertible Debentures of Legend Oil and Gas, Ltd, a Colorado corporation, (the “Company”), having its principal place of business at 1218 Third Avenue, Suite 505, Seattle, WA 98101, designated as its 8% Original Issue Discount Senior Secured Convertible Debenture due December 1, 2014 (this debenture, the “Debenture” and, collectively with the other debentures of such series, the “Debentures”).

FOR VALUE RECEIVED, the Company promises to pay to HILLAIR CAPITAL INVESTMENTS L.P. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $1,008,000 on December 1, 2014 (the “Maturity Date”) or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof.  This Debenture is subject to the following additional provisions:

Section 1.  Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

1

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(c)(v).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and the Securities issued together with the Debentures), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

2

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Debenture in accordance with the terms hereof.

“Debenture Register” shall have the meaning set forth in Section 2(c).

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Equity Conditions” means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder, if any, (b) the Company shall have paid all liquidated damages and other amounts owing to the Holder in respect of this Debenture, (c)(i) there is an effective registration statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Transaction Documents (and shares issuable in lieu of cash payments of interest) may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder, (d) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (f) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (g) the issuance of the shares in question (or, in the case of an Optional Redemption or Periodic Redemption, the shares issuable upon conversion in full of the Optional Redemption Amount or Periodic Redemption Amount, respectively) to the Holder would not violate the limitations set forth in Section 4(d) herein, (h) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (i) the applicable Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information and (j) with respect to payments under Section 2 and Section 6(b), the number of shares of Common Stock proposed to be issued in respect of such payments at issue, in each case as attributable to all holders of Debentures, is less than 10% of the aggregate number of shares of Common Stock traded on the principal Trading Market during the 20 Trading Days immediately prior to such payment date.

3

“Event of Default” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“Interest Conversion Rate” means the lesser of (a) 90% of the average of the 20 VWAPs immediately prior to the applicable Interest Payment Date and (b) 100% of the average of the 20 VWAPs immediately prior to the applicable Interest Payment Date less $0.01.

“Interest Conversion Shares” shall have the meaning set forth in Section 2(a).

“Interest Notice Period” shall have the meaning set forth in Section 2(a).

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Interest Share Amount” shall have the meaning set forth in Section 2(a).

“Late Fees” shall have the meaning set forth in Section 2(d).

“Mandatory Default Amount”  means the sum of (a) the greater of (i) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of this Debenture, plus 100% of accrued and unpaid interest hereon, and (b) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

4

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption” shall have the meaning set forth in Section 6(a).

“Optional Redemption Amount” means the sum of (a) 120% of the then outstanding principal amount of the Debenture, (b) accrued but unpaid interest and (c) all liquidated damages and other amounts due in respect of the Debenture.

“Optional Redemption Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice” shall have the meaning set forth in Section 6(a).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 6(a).

“Optional Redemption Period” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of the Debentures, regardless of any transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debentures.

“Periodic Redemption” means the redemption of this Debenture pursuant to Section 6(b) hereof.

“Periodic Redemption Amount” means the sum of (i) $252,000 and (ii) plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture.

“Periodic Redemption Conversion Pre-Delivery Date” shall have the meaning set forth in Section 6(b) hereof.

“Periodic Redemption Date” means March 1, 2014, June 1, 2014, September 1, 2014 and December 1, 2014.

“Periodic Redemption Notice” shall have the meaning set forth in Section 6(b) hereof.

“Periodic Redemption Share Amount” shall have the meaning set forth in Section 6(b) hereof.

“Permitted Indebtedness” means (a) the indebtedness evidenced by the Debentures, (b) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(aa) attached to the Purchase Agreement, (c) lease obligations and purchase money indebtedness of up to $100,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets and (d) indebtedness that (i) is expressly subordinate to the Debentures pursuant to a written subordination agreement with the Purchasers that is acceptable to each Purchaser in its sole and absolute discretion and (ii) matures on a date later than the 91st day following the Maturity Date.

5

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b) and (c) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

“Pre-Redemption Conversion Shares” shall have the meaning set forth in Section 6(b) hereof.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of July __, 2013 among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).

“Successor Entity” shall have the meaning set forth in Section 5(e).

Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

6

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2.  Interest.

a) Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 8% per annum, payable quarterly on March 1, June 1, September 1 and December 1, beginning on December 1, 2013, on each Periodic Redemption Date (as to that principal amount then being redeemed), on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash or, at the Company’s option (other than in connection with an Optional Redemption Date which the interest shall be payable in cash only), in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Interest Conversion Rate (the dollar amount to be paid in shares, the “Interest Share Amount”) or a combination thereof; provided, however, that payment in shares of Common Stock may only occur if (i) all of the Equity Conditions have been met (unless waived by the Holder in writing) during the 20 Trading Days immediately prior to the applicable Interest Payment Date  (the “Interest Notice Period”) and through and including the date such shares of Common Stock are actually issued to the Holder, (ii) the Company shall have given the Holder notice in accordance with the notice requirements set forth below and (iii) as to such Interest Payment Date, prior to such Interest Notice Period (but not more than five (5) Trading Days prior to the commencement of such Interest Notice Period), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Interest Share Amount equal to the quotient of (x) the applicable Interest Share Amount divided by (y) the lesser of the (i) then Conversion Price and (ii) the Interest Conversion Rate assuming for such purposes that the Interest Payment Date is the Trading Day immediately prior to the commencement of the Interest Notice Period (the “Interest Conversion Shares”).

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b) Company’s Election to Pay Interest in Cash or Kind.  Subject to the terms and conditions herein, the decision whether to pay interest hereunder in cash, shares of Common Stock or a combination thereof shall be at the sole discretion of the Company.  Prior to the commencement of any Interest Notice Period, the Company shall deliver to the Holder a written notice of its election to pay interest hereunder on the applicable Interest Payment Date either in cash, shares of Common Stock or a combination thereof and the Interest Share Amount as to the applicable Interest Payment Date, provided that the Company may indicate in such notice that the election contained in such notice shall apply to future Interest Payment Dates until revised by a subsequent notice.  During any Interest Notice Period, the Company’s election (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date.  Subject to the aforementioned conditions, failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.  The aggregate number of shares of Common Stock otherwise issuable to the Holder on an Interest Payment Date shall be reduced by the number of Interest Conversion Shares previously issued to the Holder in connection with such Interest Payment Date.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.  Payment of interest in shares of Common Stock (other than the Interest Conversion Shares issued prior to an Interest Notice Period) shall otherwise occur pursuant to Section 4(c)(ii) herein and, solely for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date.  Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c)(ii) herein.  Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “Debenture Register”). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock to the holders of the Debentures, then such payment of cash shall be distributed ratably among the holders of the then-outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

d) Late Fee.  All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full. Notwithstanding anything to the contrary contained herein, if, on any Interest Payment Date the Company has elected to pay accrued interest in the form of Common Stock but the Company is not permitted to pay accrued interest in Common Stock because it fails to satisfy the conditions for payment in Common Stock set forth in Section 2(a) herein, then, at the option of the Holder, the Company, in lieu of delivering either shares of Common Stock pursuant to this Section 2 or paying the regularly scheduled interest payment in cash, shall deliver, within three (3) Trading Days of each applicable Interest Payment Date, an amount in cash equal to the product of (x) the number of shares of Common Stock otherwise deliverable to the Holder in connection with the payment of interest due on such Interest Payment Date multiplied by (y) the highest VWAP during the period commencing on the Interest Payment Date and ending on the Trading Day prior to the date such payment is actually made.  If any Interest Conversion Shares are issued to the Holder in connection with an Interest Payment Date and are not applied against an Interest Share Amount, then the Holder shall promptly return such excess shares to the Company.

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e) Prepayment.  Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 3.  Registration of Transfers and Exchanges.

a) Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Debenture Register. Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.  Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion.  The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

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b) Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to $0.0561, subject to adjustment herein (the “Conversion Price”).

c)  Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount.  The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

ii. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the six month anniversary of the Original Issue Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Debenture (including, if the Company has given continuous notice pursuant to Section 2(b) for payment of interest in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Company, shares of Common Stock representing the payment of accrued interest otherwise determined pursuant to Section 2(a) but assuming that the Interest Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Company and excluding for such issuance the condition that the Company deliver Interest Conversion Shares as to such interest payment prior to the commencement of the Interest Notice Period), (B) a legal opinion of Company counsel as may be requested by the Holder to enable Holder to deposit the Conversion Share certificates in accounts with its prime broker (or other brokerage account), together with the instruction letter to the Transfer Agent and the resolution of the Board of Directors authorizing the Transaction Documents and any additional supporting documentation requested by the Holder (including, without limitation, any instruction letter to the Company’s transfer agent) and (C) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash).  On or after the six month anniversary of the Original Issue Date, if the Company is a participant in the Deposit or Withdrawal at Custodian system (DWAC) of the Depository Trust Company, the Company shall deliver any certificate or certificates required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

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iii. Failure to Deliver Certificates.  If, in the case of any Notice of Conversion, such certificate or certificates and the related legal opinion of Company counsel, the instruction letter to the Transfer Agent and the resolution of the Board of Directors authorizing the Transaction Documents are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iv. Obligation Absolute; Partial Liquidated Damages.  The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.  In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment.  In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion.  If the Company fails for any reason to deliver to the Holder such certificate or certificates and the related legal opinion of Company counsel, the instruction letter to the Transfer Agent and the resolution of the Board of Directors authorizing the Transaction Documents and other supporting documentation pursuant to Section 4(c)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such certificates and the related legal opinion of Company counsel, the instruction letter to the Transfer Agent and the resolution of the Board of Directors authorizing the Transaction Documents and other supporting documentation are delivered or Holder rescinds such conversion.    Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Debenture in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii).  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Debenture with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Debenture as required pursuant to the terms hereof.

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vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Debenture and payment of interest hereunder.  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

viii. Transfer Taxes and Expenses.  The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

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d) Holder’s Conversion Limitations.  The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.   For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

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Section 5.  Certain Adjustments.

a) Stock Dividends and Stock Splits.  If the Company, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Debentures), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales.  If, at any time while this Debenture is outstanding,  the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance.  If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

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c) Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions.  During such time as this Debenture is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Debenture, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Debenture (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Debenture is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Debenture), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Debenture is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Debenture).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Debenture and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 5(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Debenture, deliver to the Holder in exchange for this Debenture a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Debenture which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Debenture (without regard to any limitations on the conversion of this Debenture) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Debenture immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Debenture and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Debenture and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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f) Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert this Debenture during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 6.  Redemption.

a) Optional Redemption at Election of Company.  Subject to the provisions of this Section 6(a), at any time after 6-month anniversary of the Original Issue Date, the Company may deliver a notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding principal amount of this Debenture for cash in an amount equal to the Optional Redemption Amount on the 10th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 10 Trading Day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”).  The Optional Redemption Amount is payable in full on the Optional Redemption Date.  The Company may only effect an Optional Redemption if each of the Equity Conditions shall have been met (unless waived in writing by the Holder) on each Trading Day during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made in full.  If any of the Equity Conditions shall cease to be satisfied at any time during the Optional Redemption Period, then the Holder may elect to nullify the Optional Redemption Notice by notice to the Company within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if, by a provision of the Transaction Documents, the Company is obligated to notify the Holder of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Company) in which case the Optional Redemption Notice shall be null and void, ab initio.  The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. The Company’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

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b) Periodic Redemption.  On each Periodic Redemption Date, the Company shall redeem the Periodic Redemption Amount (the “Periodic Redemption”). The Periodic Redemption Amount payable on each Periodic Redemption Date shall be paid in cash; provided, however, that, as to any Periodic Redemption and upon 20 Trading Days’ prior written irrevocable notice (the “Periodic Redemption Notice” and such 20 Trading Day period, the “Periodic Redemption Period”), in lieu of a cash redemption payment, the Company may elect to pay all or part of a Periodic Redemption Amount in Conversion Shares (the dollar amount to be paid in shares, the “Periodic Redemption Share Amount”) based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 90% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) (the price calculated during the 20 Trading Day period immediately prior to the Monthly Redemption Date, the “Monthly Conversion Price” and such 20 Trading Day period, the “Monthly Conversion Period”); provided, further, that the Company may not pay the Periodic Redemption Amount in Conversion Shares unless (y) on each Trading Day during the period commencing on date of the Periodic Redemption Notice through to the date of the Periodic Redemption, the Equity Conditions have been satisfied, unless waived in writing by the Holder, and (z) as to such Periodic Redemption, prior to the commencement of the Monthly Conversion Period (the “Periodic Redemption Conversion Pre-Delivery Date”), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Periodic Redemption Share Amount equal to the quotient of (x) the applicable Periodic Redemption Share Amount divided by (y) the lesser of (1) the Conversion Price and (2) 90% of the average of the VWAPs for the 20 consecutive Trading Days ending on the 2nd Trading Day that is immediately prior to the applicable Monthly Conversion Period (the “Pre-Redemption Conversion Shares”).  The Holder may convert, pursuant to Section 4(a), any principal amount of this Debenture subject to a Periodic Redemption at any time prior to the date that the Periodic Redemption Amount, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder are due and paid in full.  Unless otherwise indicated by the Holder in the applicable Notice of Conversion, any principal amount of this Debenture converted from the delivery date of the applicable Periodic Redemption Notice until the date the Periodic Redemption Amount is paid in full shall be first applied to the principal amount subject to the Periodic Redemption Amount payable in cash and then to the Periodic Redemption Amount payable in Conversion Shares.  Any principal amount of this Debenture converted during the period beginning on the delivery date of the applicable Periodic Redemption Notice and ending on the date the Periodic Redemption Amount is paid in full in excess of the Periodic Redemption Amount shall be applied against the last principal amount of this Debenture scheduled to be redeemed hereunder, in reverse time order from the Maturity Date; provided, however, if any such conversion is applied against such Periodic Redemption Amount, the Pre-Redemption Conversion Shares, if any were issued in connection with such Periodic Redemption or were not already applied to such conversions, shall be first applied against such conversion.  The Company covenants and agrees that it will honor all Notices of Conversion tendered up until such amounts are paid in full.  The Company’s determination to pay a Periodic Redemption in cash, shares of Common Stock or a combination thereof shall be applied ratably to all of the holders of the then outstanding Debentures based on their (or their predecessor’s) initial purchases of Debentures pursuant to the Purchase Agreement.

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c) Redemption Procedure.  The payment of cash or issuance of Common Stock, as applicable, pursuant to an Optional Redemption or a Periodic Redemption shall be payable on the Optional Redemption Date or Periodic Redemption Date, respectively.  If any portion of the payment pursuant to an Optional Redemption or a Periodic Redemption shall not be paid by the Company by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full.  Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount or Periodic Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Optional Redemption or Periodic Redemption, ab initio, and, with respect to the Company’s failure to honor the Optional Redemption, the Company shall have no further right to exercise such Optional Redemption.  Notwithstanding anything to the contrary in this Section 6, the Company’s determination to redeem in cash or its elections under Section 6(b) shall be applied ratably among the Holders of Debentures. The Holder may elect to convert the outstanding principal amount of the Debenture pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

Section 7.  Negative Covenants. As long as any portion of this Debenture remains outstanding, unless the holders of at least 67% in principal amount of the then outstanding Debentures shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

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d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture;

e) repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Debentures if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

f) pay cash dividends or distributions on any equity securities of the Company;

g) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

h) enter into any agreement with respect to any of the foregoing.

Section 8.  Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Debenture, including, without limitation, in connection with a Periodic Redemption, or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date, Periodic Redemption Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 3 Trading Days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Debentures (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (ix) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

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iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

iv. any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X)  shall be subject to a Bankruptcy Event;

vi. the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. the Company shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

ix. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(c) or shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Debentures in accordance with the terms hereof; or

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x. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.  Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 8(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.  Miscellaneous.

a) Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b) Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed.  This Debenture is a direct debt obligation of the Company.  This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Debenture.  If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e) Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture on any other occasion.  Any waiver by the Company or the Holder must be in writing.

f) Severability.  If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

i) Secured Obligation.  The obligations of the Company under this Debenture are secured by all assets of the Company pursuant to the Security Agreement, dated as of July __, 2013 between the Company and the Secured Parties (as defined therein).

*********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

LEGEND OIL AND GAS, LTD.
By:__________________________________________ Name: Title: Facsimile No. for delivery of Notices: _______________

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 8% Original Issue Discount Senior Secured Convertible Debenture due December 1, 2014 of Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Payment of Interest in Common Stock __ yes  __ no
If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:
Account No:

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Schedule 1

CONVERSION SCHEDULE

The 8% Original Issue Discount Senior Secured Convertible Debentures due on December 1, 2014 in the aggregate principal amount of $1,008,000 are issued by Legend Oil and Gas, Ltd., a Colorado corporation.  This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

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EXHIBIT C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

LEGEND OIL AND GAS, LTD.

Warrant Shares: _______	Initial Exercise Date: May _, 2013

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after May ___, 2013 (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.               Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated May __, 2013, among the Company and the purchasers signatory thereto.

Section 2.               Exercise.

a) Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b) Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $____1, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise.  If at any time after the six-month anniversary of the date of the Purchase Agreement, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

1 120% of initial Conversion Price.

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Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d)  Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise.  Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise and (B) surrender of this Warrant (if required) (such date, the “Warrant Share Delivery Date”).   The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.  If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

ii. Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

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iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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vi. Charges, Taxes and Expenses.  Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)           Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3.               Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance.  The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised

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c) Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions.  During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment..

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice  except as may otherwise be expressly set forth herein.

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Section 4.               Transfer of Warrant.

a) Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

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Section 5.               Miscellaneous.

a) No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

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i) Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LEGEND OIL AND GAS, LTD.
By:__________________________________________ Name: Title:

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NOTICE OF EXERCISE

TO:           LEGEND OIL AND GAS, LTD.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

 (To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address:

EXHIBIT D

1218 Third Avenue, Suite 505 Seattle, Washington 98101 Phone: 206-448-3450 Fax: 206-299-3119

July 16, 2013

Hillair Capital Investments L.P.
c/o Hillair Capital Management LLC
330 Primrose Road, Suite 660
Burlingame, California 94010

Ladies and Gentlemen:

We have acted as counsel to Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”), in connection with the execution and delivery by the Company of the Securities Purchase Agreement, dated as of July 10, 2013 (the “Agreement”), by and among the Company and the purchasers identified on the signature pages thereto (the “Purchasers”).  This opinion is given to you pursuant to Section 2.2(a) of the Agreement.  (Capitalized terms not otherwise defined herein are defined as set forth in the Agreement.)

We have participated in the preparation and negotiation of the Agreement and the Exhibits and Schedules thereto, and the other documents referred to therein.  We also have examined such certificates of public officials, corporate documents and records and other certificates, opinions, agreements and instruments and have made such other investigations as we have deemed necessary in connection with the opinions hereinafter set forth.

Based on the foregoing and upon such investigation as we have deemed necessary, we give you our opinion as follows:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Colorado.  The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, that are required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a Material Adverse Effect on the Company.

2. Each of the following subsidiaries of the Company (the “Subsidiaries”) is a corporation, duly organized and in good standing under the laws of its state of organization, as noted:  Legend Energy Canada, Ltd., a Canadian corporation

3. The Company has all requisite power and authority (i) to execute, deliver and perform the Transaction Documents, (ii) to issue, sell and deliver the Debentures, the Warrants, Shares and the Underlying Shares pursuant to the Transaction Documents and (iii) to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

4. All action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Debentures and the Warrants pursuant to the Agreement, the issuance and delivery of the Underlying Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken.  The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (a) such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general and (b) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

5. After giving effect to the transactions contemplated by the Agreement, and immediately after the Closing, the authorized capital stock of the Company will consist of: an aggregate of 400,000,000 shares of Common Stock, of which 81,920,271 shares will be issued and outstanding and 6,166,000 shares will be reserved for issuance upon conversion of issued and outstanding options, warrants and other derivative securities, 0 shares will be reserved for issuance to employees, officers and directors under the Company’s 2011 Stock Incentive Plan, of which 0 shares are subject to currently outstanding incentive stock option grants and 0 shares are subject to currently outstanding non-qualified stock option grants, and 1,008,000 shares will be reserved for issuance upon exercise of Warrants, and 1,008,000 shares will be reserved for issuance upon conversion of the Debentures.  All presently issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights, and have been issued in compliance with applicable securities laws and regulations.  The Debentures, Warrants and Shares which are being issued on the date hereof pursuant to the Agreement have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations.  The Underlying Shares have been duly and validly authorized and reserved for issuance, and when issued upon the conversion of the Debenture or the exercise of the Warrants in accordance with the respective terms therein, will be validly issued, fully paid and nonassessable, and free of any preemptive or similar rights.  To our knowledge, except for rights described in Schedule 3.1(g) of the Agreement, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights.  The rights, privileges and preferences of the Common Stock are as stated in the Company’s Amended and Restated Articles of Incorporation.

6. To our knowledge, the Company has filed all reports (the “SEC Reports”) required to be filed by it under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

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7. Based in part upon the representations of the Purchasers contained in the Agreement, the Debentures, the Warrants, the Shares and the Underlying Shares may be issued to the Purchasers without registration under the Securities Act of 1933, as amended.

8. The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents and the issuance, sale and delivery of the Debentures, the Warrants, the Shares and the Underlying Shares pursuant to the Agreement do not (a) conflict with or result in a violation of any provision of law, rule or regulation applicable to the Company or its Subsidiaries or of the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company of its Subsidiaries is a party or is subject or (c) result in the creation or imposition of any lien, claim or encumbrance on any of the assets or properties of the Company or its Subsidiaries.

9. To our knowledge, except as set forth in the Disclosure Schedule to the Agreement, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or its Subsidiaries, or any of the officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees) of the Company or its Subsidiaries, or affecting any of its properties or assets.

10. In connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Debentures, the Warrants, the Shares and the Underlying Shares or the consummation of the transactions contemplated thereby, no consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required.

11. The Company is not, and after the consummation of the transactions contemplated by the Transaction Documents shall not be, an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

12. The Security Agreement is sufficient to grant the Purchasers a security interest in all of the Company’s and Subsidiaries’ assets, and upon filing the UCC-1 in the office of the Secretary of State for the states of Colorado and Kansas, such security interest shall be perfected as to those items of collateral which can be perfected by the filing of such UCC-1.

Very truly yours,

The Apex Law Group, LLP

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EXHIBIT E

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of July __, 2013 (this “Agreement”), is among Legend Oil and Gas, Ltd., a Colorado corporation (the “Company” or the “Debtor”) and the holders of the Company’s 8% Senior Secured Original Issue Discount Convertible Debentures due December 1, 2014, in the original aggregate principal amount of $1,008,000 (collectively, the “Debentures”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement (as defined in the Debentures), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Debentures;

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Debentures, the Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent (as defined in Section 18 hereof), a security interest in certain property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)           “Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)   All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Debtor’s businesses and all improvements thereto; and (B) all inventory;

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(ii)   All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by the Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property and income tax refunds;

(iii)   All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv)   All documents, letter-of-credit rights, instruments and chattel paper;

(v)   All commercial tort claims;

(vi)   All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii)   All investment property;

(viii)   All supporting obligations; and

(ix)   All files, records, books of account, business papers, and computer programs; and

(x)   the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in any direct or indirect subsidiary of the Debtor obtained in the future (but specifically excluding any ownership or equity interests in Legend Energy Canada, Ltd. held by the Company), and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising there under, including, but not limited to, all dividends, interest and cash.

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Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b)           “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c)           “Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Debentures at the time of such determination) of the Secured Parties.

(d)           “Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent (as that term is defined below) may reasonably request.

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(e)           “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Debtor to the Secured Parties, including, without limitation, all obligations under this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(f)           “Organizational Documents” means with respect to the Debtor, the documents by which the Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(g)           “Pledged Interests” shall have the meaning ascribed to such term in Section 4(j).

(h)           “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.                 Grant of Security Interest in Collateral. As an inducement for the Secured Parties to extend the loans as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

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3.                 Delivery of Certain Collateral.  Contemporaneously or prior to the execution of this Agreement, the Debtor shall deliver or cause to be delivered to the Agent any and all certificates and other instruments or documents representing any of the Collateral, in each case, together with all Necessary Endorsements.

4.                 Representations, Warranties, Covenants and Agreements of the Debtor. Except as set forth under the corresponding section of the disclosure schedules delivered to the Secured Parties concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a)   The Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by the Debtor.  This Agreement has been duly executed by the Debtor.  This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b)           The Debtor has no place of business or offices where its books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto.  Except as specifically set forth on Schedule A, the Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property except for Permitted Liens (as defined in the Debentures).  Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c)           Except for Permitted Liens (as defined in the Debentures) and except as set forth on Schedule B attached hereto, the Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by any Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests.  Except as set forth on Schedule C attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral.  Except as set forth on Schedule C attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

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(d)           No written claim has been received that any Collateral or the Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)           The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral.

(f)           This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral, subject only to Permitted Liens (as defined in the Debentures) securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected.  Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined in Section 4(p) hereof) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (m), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtor, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder.  Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Agent and the Secured Parties hereunder.

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(g)           The Debtor hereby authorizes the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(h)           The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(i)           The capital stock and other equity interests listed on Schedule H hereto represent all capital stock and other equity interests owned, directly or indirectly, by the Company.  All of such capital stock and equity interests are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of such capital stock and equity interests, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement and other Permitted Liens (as defined in the Debentures).

(j)           The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the “Pledged Interests”) by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

(k)           Except for Permitted Liens (as defined in the Debentures), the Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof.  The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Secured Parties.  At the request of the Agent, the Debtor will sign and deliver to the Agent on behalf of the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

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(l)           The Debtor shall not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by the Debtor in its ordinary course of business and sales of inventory by the Debtor in its ordinary course of business) without the prior written consent of a Majority in Interest.

(m)           The Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)           The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least thirty (30) days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default.  If no Event of Default (as defined in the Debentures) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Debtor; provided, however, that payments received by the Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Agent on behalf of the Secured Parties and, if received by the Debtor, shall be held in trust for the Secured Parties and immediately paid over to the Agent unless otherwise directed in writing by the Agent.   Copies of such policies or the related certificates, in each case, naming the Agent as lender loss payee and additional insured shall be delivered to the Agent at least annually and at the time any new policy of insurance is issued.

(o)           The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest, through the Agent, therein.

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(p)           The Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties’ security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to the Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Parties have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Agent, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

(q)           The Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

(r)           The Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(s)           The Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(t)            All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(u)           The Debtor shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

(v)           The Debtor shall not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Parties of such change and, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

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(w)           Except in the ordinary course of business, the Debtor may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Agent which shall not be unreasonably withheld.

(x)           The Debtor may not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(y)           The Debtor was organized and remains organized solely under the laws of the state set forth next to the Debtor’s name in Schedule D attached hereto, which Schedule D sets forth the Debtor’s organizational identification number or, if the Debtor does not have one, states that one does not exist.

(z)            (i) The actual name of the Debtor is the name set forth in Schedule D attached hereto; (ii) the Debtor has no trade names except as set forth on Schedule E attached hereto; (iii) the Debtor has not used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and (iv) no entity has merged into the Debtor or been acquired by the Debtor within the past five years except as set forth on Schedule E.

(aa)          At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the Debtor shall deliver such Collateral to the Agent.

(bb)         The Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Agent regarding the Pledged Interests, if any, consistent with the terms of this Agreement without the further consent of the Debtor as contemplated by Section 8-106 (or any successor section) of the UCC.  Further, the Debtor agrees that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other person or entity.

(cc)          The Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement.  To the extent that any Collateral consists of electronic chattel paper, the Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(dd)          If there is any investment property or deposit account included as Collateral that can be perfected by “control” through an account control agreement, the Debtor shall cause such an account control agreement, in form and substance in each case satisfactory to the Agent, to be entered into and delivered to the Agent for the benefit of the Secured Parties.

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(ee)          To the extent that any Collateral consists of letter-of-credit rights, the Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

(ff)           To the extent that any Collateral is in the possession of any third party, the Debtor shall join with the Agent in notifying such third party of the Secured Parties’ security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Agent.

(gg)          If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall promptly notify the Secured Parties in a writing signed by the Debtor of the particulars thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

(hh)          The Debtor shall immediately provide written notice to the Secured Parties of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Agent an assignment of claims for such accounts and cooperate with the Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(ii)           The Debtor shall cause each subsidiary of the Debtor (other than Legend Energy Canada, Ltd.) to immediately become a party hereto (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtor.  Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect.  The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Agent may reasonably request.  Upon delivery of the foregoing to the Agent, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtor, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the “Debtor” shall be deemed to include each Additional Debtor.

(jj)           [RESERVED]

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(kk)         [RESERVED]

(ll)           [RESERVED]

(mm)        Without limiting the generality of the other obligations of the Debtor hereunder, the Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

(nn)         The Debtor will from time to time, at the joint and several expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(oo)         Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Debtor as of the date hereof.  Schedule F lists all material licenses in favor of the Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof.  All material patents and trademarks of the Debtor have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtor have been duly recorded at the United States Copyright Office.

(pp)         Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

(qq)         Until the Obligations shall have been paid and performed in full, the Company covenants that it shall promptly direct any direct or indirect subsidiary of the Company formed or acquired after the date hereof to enter into a subsidiary guarantee in favor of the Secured Party in customary form reasonably satisfactory to the Secured Party. For purposes of clarity, this Agreement shall not require Legend Energy Canada, Ltd. to enter into a subsidiary guarantee in favor of the Secured Party.

5.                  Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Debtor is subject or to which the Debtor is party.

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6.                  Defaults. The following events shall be “Events of Default”:

(a)   The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

(b)   Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c)   The failure by the Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to the Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and the Debtor is using best efforts to cure same in a timely fashion; or

(d)   If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Debtor, or a proceeding shall be commenced by the Debtor, or by any governmental authority having jurisdiction over the Debtor, seeking to establish the invalidity or unenforceability thereof, or the Debtor shall deny that the Debtor has any liability or obligation purported to be created under this Agreement.

7.                  Duty To Hold In Trust.

(a)           Upon the occurrence of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their respective then-currently outstanding principal amount of Debentures for application to the satisfaction of the Obligations (and if any Debenture is not outstanding, pro-rata in proportion to the initial purchases of the remaining Debentures).

(b)           If the Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the Debtor or any of its direct or indirect subsidiaries), the Debtor agrees to (i) accept the same as the agent of the Secured Parties; (ii) hold the same in trust on behalf of and for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Agent on or before the close of business on the fifth business day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Agent subject to the terms of this Agreement as Collateral.

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8.                  Rights and Remedies Upon Default.

(a)           Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties, acting through the Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

(i)   The Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Agent, without rent, all of the Debtor’s respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)  Upon notice to the Debtor by Agent, all rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease.  Upon such notice, Agent shall have the right to receive, for the benefit of the Secured Parties, any interest, cash dividends or other payments on the Collateral and, at the option of Agent, to exercise in such Agent’s discretion all voting rights pertaining thereto.  Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

(iii)   The Agent shall have the right to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

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(iv)  The Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Parties, and to enforce the Debtor’s rights against such account debtors and obligors.

(v)  The Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Agent, on behalf of the Secured Parties, or its designee.

(vi) The Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of the Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

(b)           The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser.  In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)           For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, the Debtor hereby grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9.                  Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Debentures at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency.  To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

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10.                [RESERVED]

11.                Costs and Expenses. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent.  The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein.  The Debtor will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement and pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, and the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

12.                Responsibility for Collateral. The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.  Without limiting the generality of the foregoing, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Debtor thereunder.  Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.

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13.                Security Interests Absolute. All rights of the Secured Parties and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security Interests granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  The Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

14.                Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Debentures have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

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15.                Power of Attorney; Further Assurances.

(a)           The Debtor authorizes the Agent, and does hereby make, constitute and appoint the Agent and its officers, agents, successors or assigns with full power of substitution, as the Debtor’s true and lawful attorney-in-fact, with power, in the name of the Agent or the Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Agent, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.  The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party.  Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b)           On a continuing basis, the Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Agent, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c)           The Debtor hereby irrevocably appoints the Agent as the Debtor’s attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of the Debtor, from time to time in the Agent’s discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Agent.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

18

16.                Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement (as such term is defined in the Debentures).

17.                Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

18.                Appointment of Agent.  The Secured Parties hereby appoint Hillair Capital Management LLC to act as their agent (“Hillair” or “Agent”) for purposes of exercising any and all rights and remedies of the Secured Parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent, provided that Hillair may not be removed as Agent unless funds managed by Hillair shall then hold less than $50,000 in principal amount of Debentures; provided, further, that such removal may occur only if each of the other Secured Parties shall then hold not less than an aggregate of $250,000 in principal amount of Debentures.  The Agent shall have the rights, responsibilities and immunities set forth in Annex B hereto.

19.                Miscellaneous.

(a)           No course of dealing between the Debtor and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)           All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)           This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Parties holding 67% or more of the principal amount of Debentures then outstanding, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

19

(d)           If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e)           No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)           This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company and the Guarantors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger).  Any Secured Party may assign any or all of its rights under this Agreement to any Person (as defined in the Purchase Agreement) to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”

(g)           Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debentures (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, the Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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(i)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)           [RESERVED]

(k)           The Debtor shall indemnify, reimburse and hold harmless the Agent and the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction.  This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Debentures, the Purchase Agreement (as such term is defined in the Debentures) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

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(l)           Nothing in this Agreement shall be construed to subject Agent or any Secured Party to liability as a partner in the Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in the Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any the Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for the Debtor as a partner or member, as applicable, pursuant hereto.

(m)           To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Debtor or any direct or indirect subsidiary of the Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

[SIGNATURE PAGES FOLLOW]

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            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

LEGEND OIL AND GAS, LTD.
By:__________________________________________ Name: Title:

                      [SIGNATURE PAGE OF HOLDERS FOLLOWS]

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[SIGNATURE PAGE OF HOLDERS TO LOGL SA]

Name of Investing Entity: __________________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

24

Legend Oil and Gas, Ltd.
Disclosure Schedule to the
Security Agreement dated, July __, 2013

1.	Schedule A, Principal Place of Business
a.	Books and records are kept at: Legend Energy Canada Ltd.
230, 840-6th Ave SW
Calgary Alberta T2P 3E5
b.	Where Collateral is Stored or Located: Kansas, please see the below memo from Marshall Diamond-Goldberg.

2.	Schedule B
a.	National Bank of Canada has a security interest, see Exhibit A, attached hereto.

3.	Schedule C
a.	The National Bank of Canada has a perfected security interest in Colorado in connection with a $3,559,986 (CA$3,616,769) loan made to Legend Energy Canada, Ltd.
b.	Colorado, as it pertains to Section 15(b) of the Security Agreement.

4.	Schedule D, Legal Names
a.	Legend Oil and Gas, Ltd. is duly formed and organized under the laws of the state of Colorado.

5.	Schedule E, Trade Names, Mergers and Acquisitions
a.	No trade names.
Legend Oil and Gas, Ltd. underwent a change in control on May 28, 2010 when its sole officer and director, Steve Sinohoui, appointed James Vandeberg as officer and director of Legend Oil and Gas, Ltd. and subsequently resigned as officer and director. In connection with the change in control, Legend Oil and Gas, Ltd. subsequently changed its name from SIN Holdings, Inc. to Legend Oil and Gas, Ltd. on November 8, 2010.

6.	Schedule F, Intellectual Property
a.	Legendoilandgas.com

7.	Schedule G, Account Debtors
a.	None.

8.	Schedule H
Legend Energy Canada, Ltd., which is duly formed and organized under the laws of Alberta Canada, has 10 shares of capital stock issued and outstanding, all of which are held by Legend Oil and Gas, Ltd.

Memo:

As per your request for an accounting of the leases currently held by Legend Oil and Gas Ltd., the following list constitutes all of those leases currently held and in good standing by the Company:

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Patrick Collins	South half of section 17, Township 25, Range 17E, Woodson County Kansas. Total 320 Acres

Orth	Northwest quarter of section 21, Township 25, Range 17E, Woodson County Kansas. Total 160 Acres

Bennett	Northeast quarter and north half of southeast quarter of section 21, Township 25, Range 17E, Woodson County Kansas. Total 240 Acres

John Ellis
Northwest quarter of section 22, Township 25, Range 17E,
Woodson County Kansas.  Total 160 Acres.  The John
Ellis lease was formerly two leases comprised of John Ellis
and Massoth Ellis.  As a result of common ownership of
both, they were amalgamated as one lease upon acquisition.

Orth/Gillespie	North half of the west half of the southwest quarter of section 22, Township 25, range 17E, Woodson County Kansas. Total 40 Acres

Gillespie South	South half of the west half of the southwest quarter of section 22, Township 25, range 17E, Woodson County Kansas. Total 40 Acres

*Note:  Gillespie South and Orth Gillepsie have common ownership but have not been amalgamated due to the presence of separate production batteries for the two original leases and the less efficient and costly decommissioning of the Gillespie South battery and pipeline tie-in of its wells to the Orth/Gillespie battery.

Cress	West half of the southwest quarter of section 22, Township 25, Range 17E, Woodson County Kansas. Total 80 Acres

Grand Total:	1,040 Acres

Marshall Diamond-Goldberg

26

ANNEX A
to
SECURITY
AGREEMENT

FORM OF ADDITIONAL DEBTOR JOINDER

Security Agreement dated as of July __, 2013 made by
Legend Oil and Gas, Ltd. as Debtor,
to and in favor of
the Secured Parties identified therein (the “Security Agreement”)

           Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

           The undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Parties referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtor under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

           Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

           An executed copy of this Joinder shall be delivered to the Secured Parties, and the Secured Parties may rely on the matters set forth herein on or after the date hereof.  This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Parties.

           IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Debtor

By:
Name:
Title:

Address:

  Dated:

ANNEX B
to
SECURITY
AGREEMENT

THE AGENT

1.  Appointment. The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex B is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate Hillair Capital Management LLC (“Hillair” or “Agent”) as the Agent to act as specified herein and in the Agreement.  Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Purchase Agreement) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto.  The Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties.  The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement.  Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.  The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of the Debtor or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3. Lack of Reliance on the Agent.  Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party’s investment in the Debtor, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter.  The Agent shall not be responsible to the Debtor or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtor or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtor, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Debentures or any of the other Transaction Documents.

4. Certain Rights of the Agent.  The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties.  To the extent practical, the Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of a Majority in Interest; if such instructions are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining.  Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtor shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

5.  Reliance.  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it.  Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Debtor or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6.  Indemnification.  To the extent that the Agent is not reimbursed and indemnified by the Debtor, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's own gross negligence or willful misconduct.  Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.

7.  Resignation by the Agent.

(a)  The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Debtor and the Secured Parties.  Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b)  Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest, shall appoint a successor Agent hereunder.

(c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above.  If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Debtor and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtor on demand.

8.  Rights with respect to Collateral.  Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

EXHIBIT F

SUBSIDIARY GUARANTEE

SUBSIDIARY GUARANTEE, dated as of May __, 2013 (this “Guarantee”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of the purchasers signatory (together with their permitted assigns, the “Purchasers”) to that certain Securities Purchase Agreement, dated as of the date hereof, between Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”) and the Purchasers.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers (the “Purchase Agreement”), the Company has agreed to sell and issue to the Purchasers, and the Purchasers have agreed to purchase from the Company the Debentures, subject to the terms and conditions set forth therein; and

WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Debentures; and

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchasers as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchasers, including, without limitation, all obligations under this Guarantee, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Purchasers as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

1

2. Guarantee.

(a) Guarantee.

(i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Purchasers and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchasers hereunder.

(iv) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full.

2

(v) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Purchasers from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are indefeasibly paid in full.

(vi) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g. the issuance of the Company's Common Stock), the Guarantors shall only be liable for making the Purchasers whole on a monetary basis for the Company's failure to perform such Obligations in accordance with the Transaction Documents.

(b) Right of Contribution. Subject to Section 2(c), each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Purchasers and each Guarantor shall remain liable to the Purchasers for the full amount guaranteed by such Guarantor hereunder.

(c) No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchasers, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchasers against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Purchasers for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchasers by the Company on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchasers, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchasers in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine.

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(d) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchasers may be rescinded by the Purchasers and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchasers may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchasers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e) Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchasers upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Purchase Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Purchasers) which may at any time be available to or be asserted by the Company or any other Person against the Purchasers, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchasers to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchasers against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

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(f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g) Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Purchasers without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Signature Pages to the Purchase Agreement.

3. Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Purchasers as of the date hereof:

(a) Organization and Qualification. The Guarantor is a corporation, duly incorporated, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified as such on the Disclosure Schedules to the Purchase Agreement. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guaranty (a “Material Adverse Effect”).

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(b) Authorization; Enforcement.  The Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

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(d) Consents and Approvals. The Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

(e) Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchasers shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

(f) Foreign Law.  Each Guarantor has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. Such foreign counsel have advised each applicable Guarantor that such counsel knows of no reason why any of the above representations would not be true and accurate. Such foreign counsel were provided with copies of this Subsidiary Guarantee and the Transaction Documents prior to rendering their advice.

4. Covenants.

(a) Each Guarantor covenants and agrees with the Purchasers that, from and after the date of this Guarantee until the Obligations shall have been indefeasibly paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Debentures) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

(b) So long as any of the Obligations are outstanding, unless Purchasers holding at least 67% of the aggregate principal amount of the then outstanding Debentures shall otherwise consent in writing, each Guarantor will not directly or indirectly on or after the date of this Guarantee:

i. enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ii. enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

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iii. amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser;

iv. repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations;

v. pay cash dividends on any equity securities of the Company;

vi. enter into any transaction with any Affiliate of the Guarantor which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

vii. enter into any agreement with respect to any of the foregoing.

5. Miscellaneous.

(a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchasers.

(b) Notices. All notices, requests and demands to or upon the Purchasers or any Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 5(b).

(c) No Waiver By Course Of Conduct; Cumulative Remedies. The Purchasers shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchasers would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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(d) Enforcement Expenses; Indemnification.

(i) Each Guarantor agrees to pay, or reimburse the Purchasers for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Purchasers.

(ii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii) Each Guarantor agrees to pay, and to save the Purchasers harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Transaction Documents.

(e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchasers and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

(f) Set-Off. Each Guarantor hereby irrevocably authorizes the Purchasers at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchasers to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Purchasers may elect, against and on account of the obligations and liabilities of such Guarantor to the Purchasers hereunder and claims of every nature and description of the Purchasers against such Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, any other Transaction Document or otherwise, as the Purchasers may elect, whether or not the Purchasers have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Purchasers shall notify such Guarantor promptly of any such set-off and the application made by the Purchasers of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchasers under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Purchasers may have.

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(g) Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j) Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(k) Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each of the Company and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guarantee (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each of the Company and the Guarantors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.

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(l) Acknowledgements.  Each Guarantor hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

(ii) the Purchasers have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Purchasers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchasers.

(m) Additional Guarantors.  The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

(n) Release of Guarantors. Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Purchase Agreement, the Debentures and the other Transaction Documents.

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(o) Seniority. The Obligations of each of the Guarantors hereunder rank senior in priority to any other Indebtedness (as defined in the Purchase Agreement) of such Guarantor.

(p) WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

*********************

(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                          [SUBSIDIARY

                         By:_________________________________
                                   Name:
                                   Title:

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SCHEDULE 1

GUARANTORS

The following are the names, notice addresses and jurisdiction of organization of each Guarantor.

	JURISDICTION OF INCORPORATION	COMPANY OWNED BY PERCENTAGE
	-------------	----------
----------

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Annex 1 to
SUBSIDIARY GUARANTEE

ASSUMPTION AGREEMENT, dated as of ____ __, ______ made by ______________________________, a ______________ corporation (the “Additional Guarantor”), in favor of the Purchasers pursuant to the Purchase Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

W I T N E S S E T H :

WHEREAS, Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”) and the Purchasers have entered into a Securities Purchase Agreement, dated as of May ___, 2013 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, in connection with the Purchase Agreement, the Subsidiaries of the Company (other than the Additional Guarantor) have entered into the Subsidiary Guarantee, dated as of May ___, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Purchasers;

WHEREAS, the Purchase Agreement requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

                                NOW, THEREFORE, IT IS AGREED:

1. Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                           [ADDITIONALGUARANTOR]

                                            By:
                                            Name:
                                            Title:

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